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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 16, 2000
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                             Focus Affiliates, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


     1-12571                                               95-4467726
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(Commission File Number)                       (IRS Employer Identification No.)


401 East Corporate Drive, Suite 220
Lewisville, Texas 75057                                      75057
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (214) 222-7979
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ITEM 5.  OTHER EVENTS.

         On June 16, 2000, Focus Affiliates, Inc. (the "Company") issued a press release reporting that the Company has obtained a preliminary commitment for $4 million in financing. See the press release attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

                  99.      Press release issued June 16, 2000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 23, 2000              FOCUS AFFILIATES, INC.

                                    By:    /s/ Michael Hedge
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                                    Name:  Michael Hedge
                                    Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
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
  99.         Press release issued June 16, 2000.